===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) August 12, 2005


                          HOMETOWN AUTO RETAILERS, INC.
             (Exact name of Registrant as specified in its charter)



        Delaware                     000-24669                   06-1501703
--------------------------         --------------           -------------------
     (State or other                (Commission                (IRS Employer
     jurisdiction of               File Number)             Identification No.)
     incorporation)



                             1309 South Main Street
                               Waterbury, CT 06706
                 (Address Of Principal Executive Office) (Zip Code)



         Registrant's telephone number, including area code (203) 756-1300


                                       N/A
              -----------------------------------------------------
                (Former name or former address, if changed since
                                  last report)

Item 2.02   Results of Operations and Financial Condition

      On August 12, 2005, Hometown issued a press release announcing its 2005 second quarter results. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.


Item 9.01   Financial Statements and Exhibits

        (a) Exhibits.

        Number                Description

        99.1             Press Release dated August 12, 2005.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Hometown Auto Retailers, Inc.

                                       By:      /s/ Charles F. Schwartz
                                       --------------------------------
                                       Name: Charles F. Schwartz
                                       Title: Chief Financial Officer



Dated:  August 12, 2005